Disposition of HC High Summit Limited (Details) - Schedule of reconciliation of the carrying amounts of major classes of assets and liabilities - Major Classes of Assets and Liabilities [Member] - USD ($)
	Aug. 28, 2020	Dec. 31, 2019
Carrying amounts of major classes of assets held for sale:
Cash	$ 84	$ 669,407
Loans receivable from third parties	1,568,418	1,429,280
Due from related parties	463,391	470,155
Other current assets	488,911	126,657
Investments in equity investees	554,711	562,807
Leasing business assets, net	2,229,819	2,426,109
Other noncurrent assets	15,434	59,374
Total assets of disposal group	5,320,768	5,743,789
Carrying amounts of major classes of liabilities held for sale:
Third party loans payable	1,168,660	2,052,238
Due to related parties	1,056,249	1,003,154
Other current liabilities	381,348	234,748
Total liabilities of disposal group	$ 2,606,257	$ 3,290,140